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                                                                    EXHIBIT 23.3



                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors
Jitney-Jungle Stores of America, Inc.



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          KPMG Peat Marwick LLP



Atlanta, Georgia
November 7, 1997